UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

February 13, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 15, 2017 and December 13, 2016, Callon Petroleum Operating Company ( “CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a  purchase and sale agreement (the “Ameredev Purchase Agreement”) with American Resource Development, LLC, American Resource Development Upstream, LLC, and American Resource Development Midstream, LLC (collectively, “Ameredev”) for the purchase of certain oil and gas producing properties and undeveloped acreage (the “Acquired Properties”) in the Delaware Basin (the “Ameredev Transaction”).

On February 13, 2017, CPOC completed the Ameredev Transaction for a total purchase price of approximately $633 million in cash, subject to customary post-closing adjustments.  The Ameredev Purchase Agreement provides for customary adjustments to the purchase price based on an effective date of October 1, 2016.

The Acquired Properties include approximately 16,700 net surface acres in Ward and Pecos Counties, Texas, comprised of an initial 16,098 net acres and an incremental 590 net acres acquired between signing and closing of the transaction that are either within or contiguous to the Ward County footprint.

This Current Report on Form 8-K/A provides financial statements of the Ameredev Transaction and the pro forma financial statements required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A should be read in connection with the Current Reports on Form 8-K filed on February 15, 2017 and December 13, 2016, which provide a more complete description of the Ameredev Transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited  Combined Schedules of Revenues and Direct Operating Expenses of the Acquired Properties for the two years ended December 31, 2016 and 2015, are attached hereto as Exhibit 99.1.

(b)	Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Statements of the Company as of December 31, 2016 and for the year ended December 31, 2016, are attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Weaver and Tidwell, LLP

99.1	Audited Combined Schedules of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 1, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Description

23.1	Consent of Weaver and Tidwell, LLP

99.1	Audited Combined Schedules of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Consolidated Financial Statements